PSMM1-1-199
PSMM1-1-199X
PSMM2-1-199
SKMM-6-399
SKMM2-6-399

                         Chase Vista Money Market Funds

                        Supplement Dated August 25, 1999
                         Vista Shares, B&C Share Class-
                       Prospectus Dated December 29, 1998

In "Buying Fund shares" section on page 45 of the prospectus, the first two sentences of the first paragraph shall be replaced in their entirety by the following sentence:

"The NAV of each class of shares is generally calculated by 6:00 p.m. Eastern time, each day the Funds are accepting purchase orders.

On page 45, the following sentence shall be added to the beginning of the third full paragraph:

"A later cut-off time may be permitted for investors buying their shares [through Chase or a bank affiliate of Chase] so long as such later cut-off time is before the Fund's NAV is calculated."

                                                                    SPMM1-36-899